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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 26, 2004




                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                      000-21507              11-2723423
-------------------------------   -----------------------   -------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

     The following exhibit is furnished as part of this report:


Exhibit Number                 Description
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     99.1                      Press release dated July 26, 2004.





ITEM 12 -RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     On July 26, 2004, Powerwave Technologies, Inc. issued a press release regarding financial results for its second quarter of fiscal 2004, ending July 4, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.



                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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Date:     July 26, 2004                    POWERWAVE TECHNOLOGIES, INC
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                             By:              /s/ Kevin T. Michaels
                                 ----------------------------------------------
                                                Kevin T. Michaels
                                       Senior Vice President, Finance and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit Number              Description
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     99.1                   Press release dated July 26, 2004.





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